UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 2, 2013

SPX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6948	38-1016240
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

13320 Ballantyne Corporate Place

Charlotte, North Carolina 28277

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (704) 752-4400

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.                                        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The Compensation Committee of SPX Corporation (“SPX”) annually reviews the compensatory arrangements of SPX’s executive officers.  That review includes, among other things, consideration of evolving compensatory arrangement practices.  As a result of this year’s review, SPX and its executive officers have agreed to effect the changes to existing agreements described below.

On December 2, 2013, SPX and each of its executive officers (each, an “Officer”) amended and restated the existing change of control agreements (each, a “Prior Agreement”) between each such Officer and SPX.  Each amended and restated agreement is attached hereto (each, a “New Agreement”).

Each New Agreement:

•                  Revises the definition of a “change of control” to increase the ownership threshold at which a change of control will be deemed to take place and requires consummation of a business combination (rather than only shareholder approval) to trigger a change of control;

•                  Eliminates the right of the Officer to terminate his employment “for any reason” and triggers change of control payments following a change of control;

•                  Provides that in the event of a change of control no tax gross up payments will be made; and

•                  Effects other minor changes.

Each New Agreement will become effective March 10, 2014.

The preceding description of the New Agreements is qualified in its entirety by reference to the New Agreements, each filed as an exhibit to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

On December 2, 2013, each Officer executed a waiver in the form attached as exhibits hereto pursuant to which each Officer agreed to waive his right to receive a car allowance and reimbursement for certain club dues and fees.

The preceding description is qualified in its entirety by reference to the form Waiver of Certain Employment Agreement Provisions, filed as an exhibit to this Current Report on Form 8-K and incorporated by reference into this Item 5.02.

Item 8.01.                                        Other Events.

The Compensation Committee of SPX’s Board of Directors approved the forms of Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan, for future stock awards to SPX officers.  The Forms are attached hereto as exhibits hereto.  The Company anticipates first using these Forms in connection with 2014 grants.

Each Restricted Stock Agreement is substantially similar to earlier agreements, except that each revises the definition of a “change of control” to increase the ownership threshold at which a change of control will be deemed to take place and require consummation of a business combination (rather than only shareholder approval) to trigger a change of control.

The preceding description is qualified in its entirety by reference to the forms of Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan, filed as exhibits to this Current Report on Form 8-K and is incorporated by reference into this Item 8.01.

Item 9.01.                                        Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Change of Control Agreement between Christopher J. Kearney and SPX Corporation, as amended and restated December 2, 2013

10.2	Change of Control Agreement between Jeremy W. Smeltser and SPX Corporation, as amended and restated December 2, 2013

10.3	Change of Control Agreement between Robert B. Foreman and SPX Corporation, as amended and restated December 2, 2013

10.4	Change of Control Agreement between David A. Kowalski and SPX Corporation, as amended and restated December 2, 2013

10.5	Change of Control Agreement between Kevin L. Lilly and SPX Corporation, as amended and restated December 2, 2013

10.6	Change of Control Agreement between J. Michael Whitted and SPX Corporation, as amended and restated December 2, 2013

10.7

Form of Waiver of Certain Employment Agreement Provisions by each of Christopher J. Kearney, Jeremy W. Smeltser, Robert B. Foreman, David A. Kowalski, Kevin L. Lilly, and J. Michael Whitted, dated December 2, 2013

10.8	Form of Internal Performance-based Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan, approved in 2013

10.9	Form of External Performance-Based Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan, approved in 2013

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPX CORPORATION

Date: December 5, 2013	By:	/s/ Kevin L. Lilly
Kevin L. Lilly
Senior Vice President, Secretary and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Change of Control Agreement between Christopher J. Kearney and SPX Corporation, as amended and restated December 2, 2013

10.2	Change of Control Agreement between Jeremy W. Smeltser and SPX Corporation, as amended and restated December 2, 2013

10.3	Change of Control Agreement between Robert B. Foreman and SPX Corporation, as amended and restated December 2, 2013

10.4	Change of Control Agreement between David A. Kowalski and SPX Corporation, as amended and restated December 2, 2013

10.5	Change of Control Agreement between Kevin L. Lilly and SPX Corporation, as amended and restated December 2, 2013

10.6	Change of Control Agreement between J. Michael Whitted and SPX Corporation, as amended and restated December 2, 2013

10.7

Form of Waiver of Certain Employment Agreement Provisions by each of Christopher J. Kearney, Jeremy W. Smeltser, Robert B. Foreman, David A. Kowalski, Kevin L. Lilly, and J. Michael Whitted, dated December 2, 2013

10.8	Form of Internal Performance-based Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan, approved in 2013

10.9	Form of External Performance-Based Restricted Stock Agreement under the SPX Corporation 2002 Stock Compensation Plan, approved in 2013